Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No.	03-13182 -03-13213
Jointly Administered

		Reporting Period:	June-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/S/ ROBERT DUNN	7/22/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213          June 30, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	24,417,846	—			24,417,846	32,391,469	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,887,094				9,887,094	7,100,000	293,513,064	267,936,238
Interest Income/Other Income	98,640				98,640		6,571,790	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,467,252)	2,467,252			—		0	—
Proceeds from the Sale of Assets
							—	—
Total Receipts	7,518,482	2,467,252	—	—	9,985,734	7,100,000	346,387,254	269,157,238
Disbursements
Gross Payroll/Payroll Taxes		2,467,252			2,467,252	1,634,700	50,155,758	49,502,145
Sales, Use & Other Taxes	11,740				11,740		1,310,743	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	187,341				187,341		1,328,384	—
Insurance/Payroll WH paid from operating accounts	5,159				5,159		116,832	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	3,995,738				3,995,738	2,292,485	54,845,339	43,535,796
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,307,349				5,307,349	4,705,000	143,063,234	142,822,824
					—		—
Deposits to Lenders	—				—		72,082,663	2,500,000
Professional fees - Carve-out	794,084				794,084	1,249,850	22,228,656	20,111,713
US Trustee Quarterly Fees	—				—	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	10,301,412	2,467,252	—	—	12,768,665	9,882,035	345,722,408	258,950,728
Net Cash Flow
(Receipts less Disbursements)	(2,782,930)	—	—	—	(2,782,930)	(2,782,035)	664,845	10,206,510
Cash - End of Month	21,634,916	—	—	—	21,634,916	29,609,434	21,634,916	29,609,434

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 6/3	BUDGET 6/10	BUDGET 6/17	BUDGET 6/24	BUDGET MONTH JUNE
Beginning Cash	$32,391,469	$32,550,257	$31,622,419	$30,624,597	$32,391,469

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	1,900,000	1,800,000	1,700,000	1,700,000	7,100,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	1,900,000	1,800,000	1,700,000	1,700,000	7,100,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	850,000	1,200,000	1,200,000	1,150,000	4,400,000
Expenses related to Loans	100,000	75,000	65,000	65,000	305,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	950,000	1,275,000	1,265,000	1,215,000	4,705,000

					—

NET CASH RECEIPTS	950,000	525,000	435,000	485,000	2,395,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	45,000	35,000	25,000	45,000	150,000
Bank Charges	—	2,500	30,000	—	32,500
Claims Funding*	25,000	75,000	40,000	40,000	180,000
Company Auto	20,000	1,500	1,900	1,500	24,900
Computer Costs	5,000	4,625	5,000	4,625	19,250
Dues And Subscriptions	1,000	2,000	—	1,000	4,000
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	13,500
Equipment Rental	3,000	—	3,000	2,500	8,500
Fixed Assets	20,000	40,000	15,000	20,000	95,000
Forms & Printing	18,000	—	150	35,000	53,150
Insurance	2,300	30,500	500	500	33,800
Meals & Entertainment	10,000	1,000	1,000	1,075	13,075
Miscellaneous	16,000	3,000	3,000	3,000	25,000
Office Expense	4,000	4,000	4,000	7,000	19,000
Postage	8,200	8,200	8,200	8,200	32,800
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	12,000	20,000	—	—	32,000
Professional Fees-Ordinary Course	20,000	15,000	20,000	15,000	70,000
Rent	2,000	7,000	23,300	181,500	213,800
Repairs & Maintenance	4,000	5,250	4,000	4,250	17,500
Roadgard	—	—	—	—	—
Seminars & Meetings	4,000	4,000	4,000	4,000	16,000
Taxes & Licenses	5,000	7,000	375	—	12,375
Telephone	31,250	10,000	30,000	31,250	102,500
Temporary Agency Staff	3,050	3,050	3,050	3,050	12,200
Board of Directors	4,000	—	—	—	4,000
Travel	17,000	500	500	500	18,500
Utilities	11,000	11,000	12,250	11,000	45,250

Total Operating Cash Disbursements	294,550	293,375	237,475	423,200	1,248,600

					—
Total Cash Disbursements by Group					—
Corporate	31,750	32,375	31,275	40,200	135,600
Tico Credit	—	—	—	—	—
Southern Management	262,800	261,000	206,200	383,000	1,113,000
Thaxton Premium Finance	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—

Total Operating Cash Disbursements	294,550	293,375	237,475	423,200	1,248,600

					—
Other Items					—
					—
Interest to Finova	—	—	520,885	—	520,885
Payroll Paid TTG	—	35,000	—	35,000	70,000
Payroll Paid SMC	—	665,000	230,000	632,000	1,527,000
401K	32,200	—	—	5,500	37,700
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	135,000	130,000	95,000	95,000	455,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	317,463	317,463	317,463	297,463	1,249,850

Total Other Items	496,663	1,159,463	1,195,348	1,076,963	3,928,435

					—
Cash from Operations					—
Total Collections	1,900,000	1,800,000	1,700,000	1,700,000	7,100,000
Total Disbursements	1,411,750	2,398,375	2,368,360	2,405,700	8,584,185

Net Cash from Operations	488,250	(598,375)	(668,360)	(705,700)	(1,484,185)

Restructuring Expense	(329,463)	(329,463)	(329,463)	(309,463)	(1,297,850)

Net Change in Cash	158,788	(927,838)	(997,823)	(1,015,163)	(2,782,035)

Adjustment due to New Budget Period					—

Ending Cash	32,550,257	31,622,419	30,624,597	29,609,434	29,609,434

THE THAXTON GROUP MONTHLY OPERATING REPORT - June 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY JOINTLY ADMINISTERED
Monthly Court Report for June-05
	HOLDING COMPANY HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	24,417,846.21	23,800,514.23	—	—	—	—	(5,583.29)		660,949.08	(38,033.81)

			—
TICO Cash Collected	14,040.50	—		—	—	—	—		—	14,040.50
SM Cash Collected	9,873,053.19	—		—	—	—	—		9,873,053.19	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	98,640.37	96,884.75		—	—	—	—		170.44	1,585.18

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,985,734.06	96,884.75	—	—	—	—	—	—	9,873,223.63	15,625.68

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	964,401.17		—	—	—	—		(965,471.09)	1,069.92
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,985,734.06	1,061,285.92	—	—	—	—	—	—	8,907,752.54	16,695.60

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,046,121.64	—		—	—	—	—		5,046,121.64	—
Expenses related to Loans\Thaxton Insurance Group	261,227.63	—		—	—	—	—		292,594.52	(31,366.89)

Subtotal - Loans	5,307,349.27	—	—	—	—	—	—		5,338,716.16	(31,366.89)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	130,573.27	—		—	—	—	—		130,573.27	—
Bank Charges	40,829.35	15,575.99		—	—	—	—		25,253.36	—
Claims Funding*	164,429.84	—		—	—	—	—		164,429.84	—
Company Auto	18,313.28	—		—	—	—	—		18,313.28	—
Computer Costs	17,560.71	1,171.63		—	—	—	—		16,048.08	341.00
Dues And Subscriptions	2,048.92	—		—	—	—	—		2,048.92	—
Employee Reimbursements - collections exp	—	—		—	—	—	—		—	—
Equipment Rental	4,204.76	—		—	—	—	—		4,204.76	—
Fixed Assets	32,954.72	—		—	—	—	—		32,954.72	—
Forms & Printing	34,116.42	—		—	—	—	—		34,116.42	—
Insurance	5,159.15	(3,793.00)		—	—	—	—		8,952.15	—
Meals & Entertainment	10,277.97	—		—	—	—	—		10,277.97	—
Miscellaneous	1,666.91	—		—	—	—	—		1,666.91	—
Office Expense	21,851.65	1,365.42		—	—	—	—		20,486.23	—
Postage	34,239.97	256.34		—	—	—	—		33,828.26	155.37
Prepaid Expenses	24,962.34	—		—	—	—	—		24,962.34	—
Prepaid Software ABS	51,447.28	—		—	—	—	—		51,447.28	—
Professional Fees-Ordinary Course	23,135.33	21,180.70		—	—	—	—		1,696.05	258.58
Rent	187,341.13	4,746.00		—	—	—	—		182,600.13	(5.00)
Repairs & Maintenance	19,195.14	—		—	—	—	—		19,195.14	—
Seminars & Meetings	978.68	—		—	—	—	—		978.68	—
Taxes & Licenses	11,740.30	625.17		—	—	—	—		11,366.94	(251.81)
Telephone	67,897.16	923.77		—	—	—	—		66,973.39	—
Temporary Agency Staff	4,123.75	570.00		—	—	—	—		3,553.75	—
Travel	23,463.28	1,154.00		—	—	—	—		22,309.28	—
Utilities	32,774.64	71.00		—	—	—	—		34,061.51	(1,357.87)
Interest to Finova	380,614.64	380,614.64		—	—	—	—		—	—
Payroll Paid TTG	53,989.68	41,745.33		—	—	—	—		—	12,244.35
Payroll Paid SMC	2,413,262.59	—		—	—	—	—		2,413,262.59	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	418,211.09	—		—	—	—	—		418,211.09	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	794,084.38	794,084.38		—	—	—	—		—	—
Other	26,874.81	(4,821.14)		—	—	—	—		31,695.95	—

Total Other Cash Disbursements	5,002,061.14	1,205,208.23	—	—	—	—	—		3,785,468.29	11,384.62

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	10,309,410.41	1,205,208.23	—	—	—	—	—		9,124,184.45	(19,982.27)

	24,094,169.86	23,656,591.92	—	—	—	—	(5,583.29)		444,517.17	(1,355.94)

BANK ACCOUNT RECONCILED BALANCES:	24,094,169.86	23,656,591.92			—	—	(5,583.29)		444,517.17	(1,355.94)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Illegible
Signature

Robert Dunn	7/22/05
Name and Date

Prpesident and Chief Restructuring Officer
Title

THE THAXTON GROUP	JOINTLY ADMINISTERED
Cash Disbursements for THE THAXTON GROUP - Consolidated	CASES 03-13182-03-13213
Monthly Court Report for

		Operating	Payroll	Other	Total
Beginning Cash Position		24,417,846.21		—	24,417,846.21

TICO Cash Collected		14,040.50	—	—	14,040.50
SM Cash Collected		9,873,053.19	—	—	9,873,053.19
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		98,640.37	—	—	98,640.37
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,985,734.06	—	—	9,985,734.06

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,467,252.27)	2,467,252.27	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,518,481.79	2,467,252.27	—	9,985,734.06

Cash Disbursements - Loans

Loan Proceeds Checks		5,046,121.64			5,046,121.64
Expenses related to Loans\Thaxton Insurance Group		261,227.63			261,227.63

Subtotal - Loans		5,307,349.27	—	—	5,307,349.27

		—
Cash Disbursements - Other		—
Advertising		130,573.27		—	130,573.27
Bank Charges		40,829.35	—	—	40,829.35
Claims Funding*		164,429.84		—	164,429.84
Company Auto		18,313.28	—	—	18,313.28
Computer Costs		17,560.71	—	—	17,560.71
Dues And Subscriptions		2,048.92	—	—	2,048.92
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		4,204.76	—	—	4,204.76
Fixed Assets		32,954.72	—	—	32,954.72
Forms & Printing		34,116.42	—	—	34,116.42
Insurance		5,159.15	—	—	5,159.15
Meals & Entertainment		10,277.97	—	—	10,277.97
Miscellaneous		1,666.91	—	—	1,666.91
Office Expense		21,851.65	—	—	21,851.65
Postage		34,239.97	—	—	34,239.97
Prepaid Expenses		24,962.34	—	—	24,962.34
Prepaid Software ABS		51,447.28	—	—	51,447.28
Professional Fees-Ordinary Course		23,135.33	—	—	23,135.33
Rent		187,341.13	—	—	187,341.13
Repairs & Maintenance		19,195.14	—	—	19,195.14
Seminars & Meetings		978.68	—	—	978.68
Taxes & Licenses		11,740.30	—	—	11,740.30
Telephone		67,897.16	—	—	67,897.16
Temporary Agency Staff		4,123.75	—	—	4,123.75
Travel		23,463.28	—	—	23,463.28
Utilities		32,774.64	—	—	32,774.64
Interest to Finova		380,614.64	—	—	380,614.64
Payroll Paid TTG		—	53,989.68	—	53,989.68
Payroll Paid SMC		—	2,413,262.59	—	2,413,262.59
Restructuring Officer		48,000.00	—	—	48,000.00
Credit Insurance Payments		418,211.09	—	—	418,211.09
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		794,084.38	—	—	794,084.38
Other		26,874.81	—	—	26,874.81

Total Other Cash Disbursements		2,534,808.87	2,467,252.27	—	5,002,061.14

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		7,842,158.14	2,467,252.27	—	10,309,410.41

		24,094,169.86	—	—	24,094,169.86

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,205,208.23
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case	#	03-13183
Monthly Court Report for June-05
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	23,800,514.23	—	23,879,393.48	402,029.45	(481,864.27)	(44.64)	1,000.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	96,884.75	—	27,790.91		69,093.84	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	96,884.75	—	27,790.91	—	69,093.84	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	964,401.17	—	(1,500,000.00)	(8,217.00)	2,410,672.84	41,745.33	20,200.00
	—
	—					—

Total Cash receipts	1,061,285.92	—	(1,472,209.09)	(8,217.00)	2,479,766.68	41,745.33	20,200.00

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	15,575.99		67.90	10.00	15,498.09	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	1,171.63				1,171.63
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(3,793.00)				(3,793.00)
Meals & Entertainment	—				—
Miscellaneous	—				—
Office Expense	1,365.42				1,365.42
Postage	256.34				256.34
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	21,180.70				21,180.70
Rent	4,746.00				4,746.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	625.17				625.17
Telephone	923.77				923.77
Temporary Agency Staff	570.00				570.00
Travel	1,154.00				1,154.00
Utilities	71.00				71.00
Interest to Finova	380,614.64				380,614.64
Payroll Paid TTG	41,745.33					41,745.33
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	(98,262.00)				(98,262.00)
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	794,084.38				794,084.38
Other	(4,821.14)				(4,821.14)

Total Other Cash Disbursements	1,205,208.23	—	67.90	10.00	1,163,385.00	41,745.33	—

TOTAL ALL CASH DISBURSEMENTS	1,205,208.23	—	67.90	10.00	1,163,385.00	41,745.33	—

	23,656,591.92	—	22,407,116.49	393,802.45	834,517.41	(44.64)	21,200.21

Book Balance per bank rec.	23,656,591.92	—	22,407,116.49	393,802.45	834,517.41	(44.64)	21,200.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	23,800,514.23	—	—	23,800,514.23

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	96,884.75	—	—	96,884.75
Proceeds from the sales of the TICO Assets

SUBTOTAL	96,884.75	—	—	96,884.75

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	964,401.17	—	—	964,401.17
			—	—
	—	—	—	—

Total Cash receipts	1,061,285.92	—	—	1,061,285.92

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	15,575.99	—	—	15,575.99
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	1,171.63	—	—	1,171.63
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(3,793.00)	—	—	(3,793.00)
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,365.42	—	—	1,365.42
Postage	256.34	—	—	256.34
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	21,180.70	—	—	21,180.70
Rent	4,746.00	—	—	4,746.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	923.77	—	—	923.77
Temporary Agency Staff	570.00	—	—	570.00
Travel	1,154.00	—	—	1,154.00
Utilities	71.00	—	—	71.00
Interest to Finova	380,614.64	—	—	380,614.64
Payroll Paid TTG	—	41,745.33	—	41,745.33
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	(98,262.00)	—	—	(98,262.00)
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	794,084.38	—	—	794,084.38
Other	(4,821.14)	—	—	(4,821.14)

Total Other Cash Disbursements	1,163,462.90	41,745.33	—	1,205,208.23

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,163,462.90	41,745.33	—	1,205,208.23

	23,698,337.25	(41,745.33)	—	23,656,591.92

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case #	03-13184	Case No.	01-10573
Monthly Court Report for June-05
FED ID# 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY -ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for June-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)			(5,583.29)	—	—	(5,583.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,583.29)	7,034.47	(12,617.76)	—		(5,583.29)	—	—	(5,583.29)

Book Balance per bank rec.	(5,583.29)	7,034.47	(12,617.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for June-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for June-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case	#	03-13188	Case No.	03-13188
Monthly Court Report for June-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

								FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case	#	03-13189	Case No.	03-13189
Monthly Court Report for June-05
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for June-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(38,033.81)	—	—	—	—	—	(0.00)	—	—	—	(38,033.81)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	14,040.50	—	—	—	—	—	14,040.50	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	1,585.18	—	—	—	431.93	—	1,119.91	—	33.34	—	—

SUBTOTAL	15,625.68	—	—	—	431.93	—	15,160.41	—	33.34	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,069.92	(50.00)	(201.81)	(1,133.88)	(538.60)	—	(15,985.41)	—	(33.34)	(390.05)	19,403.01
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	16,695.60	(50.00)	(201.81)	(1,133.88)	(106.67)	—	(825.00)	—	—	(390.05)	19,403.01

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(31,366.89)	—	—	(1,133.88)	(106.67)	—	—	—	—	(390.05)	(29,736.29)

Subtotal - Loans	(31,366.89)	—	—	(1,133.88)	(106.67)	—	—	—	—	(390.05)	(29,736.29)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	155.37	—	—	—	—	—	—	—	—	—	155.37
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	258.58	—	—	—	—	—	—	—	—	—	258.58
Rent	(5.00)	—	—	—	—	—	(825.00)	—	—	—	820.00
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	(251.81)	(50.00)	(201.81)	—	—	—	—	—	—	—	—
Telephone	—	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	(1,357.87)	—	—	—	—	—	—	—	—	—	(1,357.87)
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	12,244.35	—	—	—	—	—	—	—	—	—	12,244.35
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	11,384.62	(50.00)	(201.81)	—	—	—	(825.00)	—	—	—	12,461.43

TOTAL ALL CASH DISBURSEMENTS	(19,982.27)	(50.00)	(201.81)	(1,133.88)	(106.67)	—	(825.00)	—	—	(390.05)	(17,274.86)

			—	—	—	—	—	—	—	—	—

	(1,355.94)	—	—	—	—	—	(0.00)	—	—	—	(1,355.94)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,355.94)	—	—	—	—	—	(0.00)	0.00	—	—	(1,355.94)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for			Case No.	—
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(38,033.81)	—	—	(38,033.81)

		—	—	—
TICO Cash Collected	14,040.50	—	—	14,040.50
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,585.18	—	—	1,585.18

SUBTOTAL	15,625.68	—	—	15,625.68

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(11,174.43)	12,244.35	—	1,069.92
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	4,451.25	12,244.35	—	16,695.60

Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(31,366.89)			(31,366.89)

Subtotal - Loans	(31,366.89)			(31,366.89)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	155.37	—	—	155.37
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	258.58	—	—	258.58
Rent	(5.00)	—	—	(5.00)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	(251.81)	—	—	(251.81)
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	(1,357.87)	—	—	(1,357.87)
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	12,244.35	—	12,244.35
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(859.73)	12,244.35	—	11,384.62

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(32,226.62)	12,244.35	—	(19,982.27)

	(1,355.94)	—	—	(1,355.94)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP-DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	—
Monthly Court Report for	June-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(38,033.81)	—	—							(38,033.81)	(38,033.81)	—	—	(38,033.81)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,451.25	(50.00)	(201.81)	(1,133.88)	(106.67)	—	(825.00)	—	(390.05)	7,158.66	4,451.25	—	—	4,451.25
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,451.25	(50.00)	(201.81)	(1,133.88)	(106.67)	—	(825.00)	—	(390.05)	7,158.66	4,451.25	—	—	4,451.25

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(31,366.89)			(1,133.88)	(106.67)				(390.05)	(29,736.29)	(31,366.89)			(31,366.89)

Subtotal - Loans	(31,366.89)	—	—	(1,133.88)	(106.67)	—	—	—	(390.05)	(29,736.29)	(31,366.89)			(31,366.89)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	155.37									155.37	155.37	—	—	155.37
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	258.58									258.58	258.58	—	—	258.58
Rent	(5.00)						(825.00)			820.00	(5.00)	—	—	(5.00)
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	(251.81)	(50.00)	(201.81)								(251.81)	—	—	(251.81)
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	(1,357.87)									(1,357.87)	(1,357.87)	—	—	(1,357.87)
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(859.73)	(50.00)	(201.81)	—	—	—	(825.00)	—	—	217.08	(859.73)	—	—	(859.73)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(32,226.62)	(50.00)	(201.81)	(1,133.88)	(106.67)	—	(825.00)	—	(390.05)	(29,519.21)	(32,226.62)	—	—	(32,226.62)

			—	—	—	—	—	—	—	—

	(1,355.94)	—	—	—	—	—	—	—	—	(1,355.94)	(1,355.94)	—	—	(1,355.94)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,355.94)		—							(1,355.94)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(17,274.86)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($17,274.86)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No.	03-13195
Monthly Court Report for June-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(38,033.81)	(38,033.81)	—		(38,033.81)	—		(38,033.81)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	19,403.01	7,158.66	12,244.35		7,158.66	12,244.35	—	19,403.01
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	19,403.01	7,158.66	12,244.35	—	7,158.66	12,244.35	—	19,403.01

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(29,736.29)	(29,736.29)			(29,736.29)			(29,736.29)

Subtotal - Loans	(29,736.29)	(29,736.29)	—		(29,736.29)	—	—	(29,736.29)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	155.37	155.37			155.37	—	—	155.37
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	258.58	258.58			258.58	—	—	258.58
Rent	820.00	820.00			820.00	—	—	820.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	(1,357.87)	(1,357.87)			(1,357.87)	—	—	(1,357.87)
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	12,244.35	—	12,244.35		—	12,244.35	—	12,244.35
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	12,461.43	217.08	12,244.35	—	217.08	12,244.35	—	12,461.43

TOTAL ALL CASH DISBURSEMENTS	(17,274.86)	(29,519.21)	12,244.35	—	(29,519.21)	12,244.35	—	(17,274.86)

	(1,355.94)	(1,355.94)	—	—	(1,355.94)	—	—	(1,355.94)

Book Balance per bank rec.	(1,355.94)	(1,355.94)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No.	03-13194
Monthly Court Report for June-05
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No.	03-13191	Case No.	03-13191
Monthly Court Report for June-05
FED ID#

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	83.34	83.34			83.34	—	—	83.34

SUBTOTAL	83.34	83.34	—		83.34	—	—	83.34

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(83.34)	(83.34)	—		(83.34)	—	—	(83.34)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—
Subtotal - Loans	—	—	—		—	—	—	—
—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(50.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($50.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No.	03-13196	Case No.	03-13196
Monthly Court Report for June-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(50.00)	(50.00)	—	—	—	(50.00)	—	—	(50.00)
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(50.00)	(50.00)	—	—	—	(50.00)	—	—	(50.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	(50.00)	(50.00)				(50.00)	—	—	(50.00)
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	(50.00)	(50.00)	—	—	—	(50.00)	—	—	(50.00)

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(50.00)	(50.00)	—	—	—	(50.00)	—	—	(50.00)

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case No.	03-13193	Case No.	03-13193
Monthly Court Report for June-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per book rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(1,133.88)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($1,133.88)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No.	03-13182
Monthly Court Report for June-05
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,133.88)	(1,133.88)	—		(1,133.88)	—	—	(1,133.88)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(1,133.88)	(1,133.88)	—	—	(1,133.88)	—	—	(1,133.88)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(1,133.88)	(1,133.88)			(1,133.88)			(1,133.88)

Subtotal - Loans	(1,133.88)	(1,133.88)	—		(1,133.88)	—	—	(1,133.88)

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(1,133.88)	(1,133.88)		—	(1,133.88)	—	—	(1,133.88)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(201.81)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($201.81)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No.	03-13199
Monthly Court Report for June-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(201.81)	(201.81)	—		(201.81)	—	—	(201.81)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(201.81)	(201.81)	—		(201.81)	—	—	(201.81)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	(201.81)	(201.81)			(201.81)	—	—	(201.81)
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(201.81)	(201.81)	—	—	(201.81)	—	—	(201.81)

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	(201.81)	(201.81)	—	—	(201.81)	—	—	(201.81)

	—	—	—	—	—	—	—	—

Bank Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(825.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($825.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No.	03-13200	Case No.	03-13200
Monthly Court Report for June-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	14,040.50	14,040.50			14,040.50	—	—	14,040.50
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	1,119.91	1,119.91			1,119.91	—	—	1,119.91

SUBTOTAL	15,160.41	15,160.41	—	—	15,160.41	—	—	15,160.41

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(15,985.41)	(15,985.41)	—		(15,985.41)	—	—	(15,985.41)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(825.00)	(825.00)	—	—	(825.00)	—	—	(825.00)

Cash Disbursements-Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal-Loans	—	—	—	—	—	—	—	—

Cash Disbursements-Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(825.00)	(825.00)			(825.00)	—	—	(825.00)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(825.00)	(825.00)	—	—	(825.00)	—	—	(825.00)

—

TOTAL ALL CASH DISBURSEMENTS	(825.00)	(825.00)	—	—	(825.00)	—	—	(825.00)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case	#	03-13190	Case No. 03-13190
Monthly Court Report for June-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								(106.67)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								($106.67)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for June-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	431.93	431.93		431.93	—	—	431.93

SUBTOTAL	431.93	431.93	—	431.93	—	—	431.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(538.60)	(538.60)		(538.60)	—	—	(538.60)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(106.67)	(106.67)	—	(106.67)	—	—	(106.67)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(106.67)	(106.67)		(106.67)	—	—	(106.67)

Subtotal - Loans	(106.67)	(106.67)		(106.67)	—	—	(106.67)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(106.67)	(106.67)		(106.67)	—	—	(106.67)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(390.05)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($390.05)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No.	03-13203	Case No.	03-13203
Monthly Court Report for June-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(390.05)	(390.05)	—	—	(390.05)	—	—	(390.05)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(390.05)	(390.05)	—	—	(390.05)	—	—	(390.05)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(390.05)	(390.05)			(390.05)	—	—	(390.05)

Subtotal - Loans	(390.05)	(390.05)	—	—	(390.05)	—	—	(390.05)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(390.05)	(390.05)	—	—	(390.05)	—	—	(390.05)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case	#	03-13197	Case No.	03-13197
Monthly Court Report for June-05
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case	#	03-13198	Case No.	03-13198
Monthly Court Report for June-05
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT Case # 03-13202	Case No.	03-13202
Monthly Court Report for June-05
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No.	03-13204	Case No.	03-13204
Monthly Court Report for June-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for June-05
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	660,949.08	64,347.95	464,939.60	662,962.11	26,515.72	—	172,491.87	(730,308.17)	660,949.08	—	—	660,949.08

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,873,053.19	275,881.29	2,407,855.60	2,439,960.56	1,128,045.10	1,259,328.15	909,373.07	1,452,609.42	9,873,053.19	—	—	9,873,053.19
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	170.44	—	—	—	—	—	—	170.44	170.44	—	—	170.44

SUBTOTAL	9,873,223.63	275,881.29	2,407,855.60	2,439,960.56	1,128,045.10	1,259,328.15	909,373.07	1,452,779.86	9,873,223.63	—	—	9,873,223.63

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,413,262.59)	2,413,262.59	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(965,471.09)	19,155.64	(333,962.52)	(258,136.46)	228,968.11	43,642.74	(186,623.14)	(478,515.46)	(965,471.09)	—	—	(965,471.09)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,907,752.54	295,036.93	2,073,893.08	2,181,824.10	1,357,013.21	1,302,970.89	722,749.93	974,264.40	6,494,489.95	2,413,262.59	—	8,907,752.54

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,046,121.64	185,597.09	1,561,407.76	1,409,154.22	691,878.61	722,204.12	475,879.84	—	5,046,121.64			5,046,121.64
Expenses related to Loans	292,594.52	10,263.48	61,852.59	98,469.01	46,036.09	45,911.27	30,062.08	—	292,594.52			292,594.52

Subtotal - Loans	5,338,716.16	195,860.57	1,623,260.35	1,507,623.23	737,914.70	768,115.39	505,941.92	—	5,338,716.16			5,338,716.16

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	130,573.27	5,904.15	28,976.40	18,340.25	13,952.34	9,128.52	11,307.82	42,963.79	130,573.27			130,573.27
Bank Charges	25,253.36	—	—	—	—	—	—	25,253.36	25,253.36	—	—	25,253.36
Claims Funding*	164,429.84	866.01	31,356.52	11,661.91	13,302.60	27,838.02	3,163.38	76,241.40	164,429.84			164,429.84
Company Auto	18,313.28	86.00	4,690.24	4,169.62	1,107.89	—	505.64	7,753.89	18,313.28	—	—	18,313.28
Computer Costs	16,048.08	550.28	1,608.41	1,453.10	580.47	889.18	470.56	10,496.08	16,048.08	—	—	16,048.08
Dues And Subscriptions	2,048.92	—	688.92	—	30.00	—	900.00	430.00	2,048.92	—	—	2,048.92
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,204.76	—	232.43	—	—	—	—	3,972.33	4,204.76	—	—	4,204.76
Fixed Assets	32,954.72	—	4,222.60	4,813.64	—	4,198.10	—	19,720.38	32,954.72	—	—	32,954.72
Forms & Printing	34,116.42	847.96	10,472.46	9,319.99	4,466.80	4,570.81	2,967.78	1,470.62	34,116.42	—	—	34,116.42
Insurance	8,952.15	263.05	2,504.21	2,154.45	1,117.04	1,281.30	776.37	855.73	8,952.15	—	—	8,952.15
Meals & Entertainment	10,277.97	339.16	2,179.28	4,138.37	753.06	24.88	681.69	2,161.53	10,277.97	—	—	10,277.97
Miscellaneous	1,666.91	70.00	245.00	606.91	325.00	315.00	105.00	—	1,666.91	—	—	1,666.91
Office Expense	20,486.23	166.80	5,473.36	1,936.50	2,332.67	2,323.78	583.75	7,669.37	20,486.23	—	—	20,486.23
Postage	33,828.26	591.15	7,951.45	8,992.97	4,120.88	5,136.30	3,158.91	3,876.60	33,828.26	—	—	33,828.26
Prepaid Expenses	24,962.34	—	—	—	—	—	—	24,962.34	24,962.34	—	—	24,962.34
Prepaid Software ABS	51,447.28	1,901.04	12,942.02	8,584.62	5,337.86	5,227.86	16,651.39	802.49	51,447.28	—	—	51,447.28
Professional Fees-Ordinary Course	1,696.05	—	275.50	217.55	—	—	—	1,203.00	1,696.05	—	—	1,696.05
Rent	182,600.13	6,524.77	58,366.19	35,768.47	24,164.25	19,413.73	19,991.87	18,370.85	182,600.13	—	—	182,600.13
Repairs & Maintenance	19,195.14	80.63	7,438.18	5,217.81	2,477.51	1,870.84	1,978.42	131.75	19,195.14	—	—	19,195.14
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	978.68	—	—	185.50	373.18	—	—	420.00	978.68	—	—	978.68
Taxes & Licenses	11,366.94	—	97.30	—	5,744.64	—	5,525.00	—	11,366.94	—	—	11,366.94
Telephone	66,973.39	2,712.11	19,011.03	13,414.29	11,676.66	7,144.58	6,796.29	6,218.43	66,973.39	—	—	66,973.39
Temporary Agency Staff	3,553.75	—	1,543.75	—	50.00	—	—	1,960.00	3,553.75	—	—	3,553.75
Travel	22,309.28	2,184.09	2,074.95	3,558.45	1,998.51	551.42	2,667.81	9,274.05	22,309.28	—	—	22,309.28
Utilities	34,061.51	1,509.52	14,210.20	6,532.90	4,842.14	4,279.68	2,687.07	—	34,061.51	—	—	34,061.51
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,413,262.59	88,951.60	420,681.26	706,416.65	368,680.55	341,692.20	224,487.08	262,353.25	—	2,413,262.59	—	2,413,262.59
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	418,211.09	—	—	173,211.59	152,492.98	92,506.52	—	—	418,211.09	—	—	418,211.09
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	31,695.95	869.10	10,848.91	2,125.44	2,788.61	6,462.78	617.30	7,983.81	31,695.95	—	—	31,695.95

Total Other Cash Disbursements	3,785,468.29	114,417.42	648,090.57	1,022,820.98	622,715.64	534,855.50	306,023.13	536,545.05	1,372,205.70	2,413,262.59	—	3,785,468.29

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,124,184.45	310,277.99	2,271,350.92	2,530,444.21	1,360,630.34	1,302,970.89	811,965.05	536,545.05	6,710,921.86	2,413,262.59	—	9,124,184.45

			—

	444,517.17	49,106.89	267,481.76	314,342.00	22,898.59	—	83,276.75	(292,588.82)	444,517.17	—	—	444,517.17

Book Balance per bank rec.	444,517.17	49,106.89	267,481.76	314,342.00	22,898.59	—	83,276.75	(292,588.82)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for June-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,406,911.62	270,531.25	2,257,851.58	2,188,668.65	1,177,794.02	1,144,610.69	697,424.51	(329,969.08)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,406,911.62	270,531.25	2,257,851.58	2,188,668.65	1,177,794.02	1,144,610.69	697,424.51	(329,969.08)

Cash Disbursements - Loans
Loan Proceeds Checks	5,046,121.64	185,597.09	1,561,407.76	1,409,154.22	691,878.61	722,204.12	475,879.84
Expenses related to Loans	292,594.52	10,263.48	61,852.59	98,469.01	46,036.09	45,911.27	30,062.08

Subtotal - Loans	5,338,716.16	195,860.57	1,623,260.35	1,507,623.23	737,914.70	768,115.39	505,941.92	—

Cash Disbursements - Other
Advertising	130,573.27	5,904.15	28,976.40	18,340.25	13,952.34	9,128.52	11,307.82	42,963.79
Bank Charges	25,253.36							25,253.36
Claims Funding*	164,429.84	866.01	31,356.52	11,661.91	13,302.60	27,838.02	3,163.38	76,241.40
Company Auto	18,313.28	86.00	4,690.24	4,169.62	1,107.89		505.64	7,753.89
Computer Costs	16,048.08	550.28	1,608.41	1,453.10	580.47	889.18	470.56	10,496.08
Dues And Subscriptions	2,048.92		688.92		30.00		900.00	430.00
Employee Reimbursements - collections exp	—
Equipment Rental	4,204.76		232.43					3,972.33
Fixed Assets	32,954.72		4,222.60	4,813.64		4,198.10		19,720.38
Forms & Printing	34,116.42	847.96	10,472.46	9,319.99	4,466.80	4,570.81	2,967.78	1,470.62
Insurance	8,952.15	263.05	2,504.21	2,154.45	1,117.04	1,281.30	776.37	855.73
Meals & Entertainment	10,277.97	339.16	2,179.28	4,138.37	753.06	24.88	681.69	2,161.53
Miscellaneous	1,666.91	70.00	245.00	606.91	325.00	315.00	105.00
Office Expense	20,486.23	166.80	5,473.36	1,936.50	2,332.67	2,323.78	583.75	7,669.37
Postage	33,828.26	591.15	7,951.45	8,992.97	4,120.88	5,136.30	3,158.91	3,876.60
Prepaid Expenses	24,962.34							24,962.34
Prepaid Software ABS	51,447.28	1,901.04	12,942.02	8,584.62	5,337.86	5,227.86	16,651.39	802.49
Professional Fees-Ordinary Course	1,696.05		275.50	217.55				1,203.00
Rent	182,600.13	6,524.77	58,366.19	35,768.47	24,164.25	19,413.73	19,991.87	18,370.85
Repairs & Maintenance	19,195.14	80.63	7,438.18	5,217.81	2,477.51	1,870.84	1,978.42	131.75
Roadgard	—
Seminars & Meetings	978.68			185.50	373.18			420.00
Taxes & Licenses	11,366.94		97.30		5,744.64		5,525.00
Telephone	66,973.39	2,712.11	19,011.03	13,414.29	11,676.66	7,144.58	6,796.29	6,218.43
Temporary Agency Staff	3,553.75		1,543.75		50.00			1,960.00
Travel	22,309.28	2,184.09	2,074.95	3,558.45	1,998.51	551.42	2,667.81	9,274.05
Utilities	34,061.51	1,509.52	14,210.20	6,532.90	4,842.14	4,279.68	2,687.07
Interest to Finova	—
Payroll Paid TTG	—
	1,440,278.36	49,204.86	407,181.92	364,641.09	185,844.23	183,332.00	109,946.54	140,127.72
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	418,211.09			173,211.59	152,492.98	92,506.52
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	31,695.95	869.10	10,848.91	2,125.44	2,788.61	6,462.78	617.30	7,983.81

Total Other Cash Disbursements	2,812,484.06	74,670.68	634,591.23	681,045.42	439,879.32	376,495.30	191,482.59	414,319.52

TOTAL ALL CASH DISBURSEMENTS	8,151,200.22	270,531.25	2,257,851.58	2,188,668.65	1,177,794.02	1,144,610.69	697,424.51	414,319.52

	(744,288.60)	—	—	—	—	—	—	(744,288.60)

Book Balance per bank rec.		—	—		—	—		(744,288.60)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	310,277.99
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$310,277.99

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc.	Case No. 03-13208	Case No.
Monthly Court Report for June-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	64,347.95	10,561.55	2,750.33	9,300.61	6,185.55	8,797.78	—	—	10,520.93	7,756.73	8,474.47		64,347.95	—	—

TICO Cash Collected	—												—	—	—
	—
SM Cash Collected	275,881.29	32,814.54	20,450.98	33,277.83	29,256.90	34,796.08	18,692.61		44,082.49	29,772.31	32,737.55		275,881.29	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	275,881.29	32,814.54	20,450.98	33,277.83	29,256.90	34,796.08	18,692.61	—	44,082.49	29,772.31	32,737.55	—	275,881.29	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	19,155.64	(34,601.76)	(21,682.35)	(36,169.95)	(29,863.33)	(36,439.59)	251,838.64	39,746.74	(47,754.13)	(30,076.76)	(35,841.87)		19,155.64	—	—
	—
	—
	—
	—

Total Cash Receipts and Transfers	295,036.93	(1,787.22)	(1,231.37)	(2,892.12)	(606.43)	(1,643.51)	270,531.25	39,746.74	(3,671.64)	(304.45)	(3,104.32)	—	255,290.19	39,746.74	—

Cash Disbursements - Loans													—	—
Loan Proceeds Checks	185,597.09						185,597.09						185,597.09	—
Expenses related to Loans	10,263.48						10,263.48						10,263.48	—

Subtotal - Loans	195,860.57	—	—	—	—	—	195,860.57	—	—	—	—		195,860.57	—	—

Cash Disbursements - Other	—												—	—
Advertising	5,904.15						5,904.15						5,904.15	—
Bank Charges	—						—						—	—	—
Claims Funding*	866.01						866.01						866.01	—
Company Auto	86.00						86.00						86.00	—	—
Computer Costs	550.28						550.28						550.28	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	847.96						847.96						847.96	—	—
Insurance	263.05						263.05						263.05	—	—
Meals & Entertainment	339.16						339.16						339.16	—	—
Miscellaneous	70.00						70.00						70.00	—	—
Office Expense	166.80						166.80						166.80	—	—
Postage	591.15						591.15						591.15	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	1,901.04						1,901.04						1,901.04	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	6,524.77						6,524.77						6,524.77	—	—
Repairs & Maintenance	80.63						80.63						80.63	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	2,712.11						2,712.11						2,712.11	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	2,184.09						2,184.09						2,184.09	—	—
Utilities	1,509.52						1,509.52						1,509.52	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	88,951.60						49,204.86	39,746.74					49,204.86	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	869.10						869.10						869.10	—	—

Total Other Cash Disbursements	114,417.42	—	—	—	—	—	74,670.68	39,746.74	—	—	—		74,670.68	39,746.74	—

TOTAL ALL CASH DISBURSEMENTS	310,277.99	—	—	—	—	—	270,531.25	39,746.74	—	—	—		270,531.25	39,746.74	—

	49,106.89	8,774.33	1,518.96	6,408.49	5,579.12	7,154.27	—	—	6,849.29	7,452.28	5,370.15		49,106.89	—	—

Ending Bank Balance per bank rec.	49,106.89	8,774.33	1,518.96	6,408.49	5,579.12	7,154.27			6,849.29	7,452.28	5,370.15

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,530,444.21
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,530,444.21

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case	#	03-13212	Case No.	03-13212
Monthly Court Report for June-05
FED ID# 57-0827143

	Conso- lidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACH- OVIA DISBUR- SEMENT ACCO- UNTS	WACH- OVIA PAY- ROLL ACCO- UNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmet to Bank 11055855	Operating	Payroll	Ot- her	Total
Beginning Cash Position	662,962.11	7,528.83	7,353.02	6,653.84	570,376.39	13,259.49		—	9,064.12	10,040.26	38,686.16	662,962.11	—	—	662,962.11

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,439,960.56	46,153.67	53,457.38	49,951.01	1,823,191.54	83,798.51	66,140.10		64,564.92	67,930.12	184,773.31	2,439,960.56	—	—	2,439,960.56
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,439,960.56	46,153.67	53,457.38	49,951.01	1,823,191.54	83,798.51	66,140.10	—	64,564.92	67,930.12	184,773.31	2,439,960.56	—	—	2,439,960.56
	—											—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(258,136.46)	(47,609.21)	(54,449.71)	(50,635.34)	(2,148,733.53)	(85,551.28)	2,122,528.55	341,775.56	(66,564.70)	(71,329.26)	(197,567.54)	(599,912.02)	341,775.56	—	(258,136.46)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,181,824.10	(1,455.54)	(992.33)	(684.33)	(325,541.99)	(1,752.77)	2,188,668.65	341,775.56	(1,999.78)	(3,399.14)	(12,794.23)	1,840,048.54	341,775.56	—	2,181,824.10

Cash Disbursements - Loans												—
Loan Proceeds Checks	1,409,154.22						1,409,154.22					1,409,154.22			1,409,154.22
Expenses related to Loans	98,469.01						98,469.01					98,469.01			98,469.01

Subtotal - Loans	1,507,623.23						1,507,623.23					1,507,623.23			1,507,623.23

Cash Disbursements - Other												—
Advertising	18,340.25						18,340.25					18,340.25			18,340.25
Bank Charges	—											—	—	—	—
Claims Funding*	11,661.91						11,661.91					11,661.91			11,661.91
Company Auto	4,169.62						4,169.62					4,169.62	—	—	4,169.62
Computer Costs	1,453.10						1,453.10					1,453.10	—	—	1,453.10
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	4,813.64						4,813.64					4,813.64	—	—	4,813.64
Forms & Printing	9,319.99						9,319.99					9,319.99	—	—	9,319.99
Insurance	2,154.45						2,154.45					2,154.45	—	—	2,154.45
Meals & Entertainment	4,138.37						4,138.37					4,138.37	—	—	4,138.37
Miscellaneous	606.91						606.91					606.91	—	—	606.91
Office Expense	1,936.50						1,936.50					1,936.50	—	—	1,936.50
Postage	8,992.97						8,992.97					8,992.97	—	—	8,992.97
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	8,584.62						8,584.62					8,584.62	—	—	8,584.62
Professional Fees-Ordinary Course	217.55						217.55					217.55	—	—	217.55
Rent	35,768.47						35,768.47					35,768.47	—	—	35,768.47
Repairs & Maintenance	5,217.81						5,217.81					5,217.81	—	—	5,217.81
Roadgard	—						—					—	—	—	—
Seminars & Meetings	185.50						185.50					185.50	—	—	185.50
Taxes & Licenses	—						—					—	—	—	—
Telephone	13,414.29						13,414.29					13,414.29	—	—	13,414.29
Temporary Agency Staff	—						—					—	—	—	—
Travel	3,558.45						3,558.45					3,558.45	—	—	3,558.45
Utilities	6,532.90						6,532.90					6,532.90	—	—	6,532.90
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	706,416.65						364,641.09	341,775.56				364,641.09	341,775.56	—	706,416.65
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	173,211.59						173,211.59					173,211.59	—	—	173,211.59
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	2,125.44						2,125.44					2,125.44	—	—	2,125.44

Total Other Cash Disbursements	1,022,820.98	—	—	—	—	—	681,045.42	341,775.56	—	—	—	1,022,820.98	—	—	1,022,820.98

TOTAL ALL CASH DISBURSEMENTS	2,530,444.21	—	—	—	—	—	2,188,668.65	341,775.56	—	—	—	2,188,668.65	341,775.56	—	2,530,444.21

	314,342.00	6,073.29	6,360.69	5,969.51	244,834.40	11,506.72	—	—	7,064.34	6,641.12	25,891.93	314,342.00	—	—	314,342.00

Book Balance per bank rec.	314,342.00	6,073.29	6,360.69	5,969.51	244,834.40	11,506.72			7,064.34	6,641.12	25,891.93

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,271,350.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,271,350.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for June-05
FED ID# 57-1002963	Texas State Bank

	Con- solidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Inter - national Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	464,939.60	8,892.75	8,486.38	9,171.62	12,274.88	9,056.97	9,236.38	11,422.17	3,830.43	5,246.44	153,334.26	11,050.41	7,702.44	7,121.71	7,853.40

	—
TICO Cash Collected	—
SM Cash Collected	2,407,855.60	37,714.24	49,574.83	42,638.13	55,817.35	39,709.65	60,649.68	48,815.42	33,228.25	38,600.65	551,780.61	54,263.02	34,575.70	35,970.19	30,229.15
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,407,855.60	37,714.24	49,574.83	42,638.13	55,817.35	39,709.65	60,649.68	48,815.42	33,228.25	38,600.65	551,780.61	54,263.02	34,575.70	35,970.19	30,229.15

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(333,962.52)	(42,696.97)	(49,775.14)	(44,822.55)	(62,321.23)	(42,809.69)	(64,503.88)	(53,007.49)	(32,146.34)	(39,106.96)	(630,836.29)	(59,241.88)	(36,324.17)	(38,411.83)	(33,100.77)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,073,893.08	(4,982.73)	(200.31)	(2,184.42)	(6,503.88)	(3,100.04)	(3,854.20)	(4,192.07)	1,081.91	(506.31)	(79,055.68)	(4,978.86)	(1,748.47)	(2,441.64)	(2,871.62)

Cash Disbursements - Loans
Loan Proceeds Checks	1,561,407.76
Expenses related to Loans	61,852.59

Subtotal - Loans	1,623,260.35	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,976.40
Bank Charges	—
Claims Funding*	31,356.52
Company Auto	4,690.24
Computer Costs	1,608.41
Dues And Subscriptions	688.92
Employee Reimbursements - collections exp	—
Equipment Rental	232.43
Fixed Assets	4,222.60
Forms & Printing	10,472.46
Insurance	2,504.21
Meals & Entertainment	2,179.28
Miscellaneous	245.00
Office Expense	5,473.36
Postage	7,951.45
Prepaid Expenses	—
Prepaid Software ABS	12,942.02
Professional Fees-Ordinary Course	275.50
Rent	58,366.19
Repairs & Maintenance	7,438.18
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	97.30
Telephone	19,011.03
Temporary Agency Staff	1,543.75
Travel	2,074.95
Utilities	14,210.20
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,848.91

Total Other Cash Dis- bursements	648,090.57	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,271,350.92	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	267,481.76	3,910.02	8,286.07	6,987.20	5,771.00	5,956.93	5,382.18	7,230.10	4,912.34	4,740.13	74,278.58	6,071.55	5,953.97	4,680.07	4,981.78

Book Balance per bank rec.	267,481.76	3,910.02	8,286.07	6,987.20	5,771.00	5,956.93	5,382.18	7,230.10	4,912.34	4,740.13	74,278.58	6,071.55	5,953.97	4,680.07	4,981.78

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062	Guaranty Bank 380- 3594567	Guaranty Bank 380- 3594609	Guaranty Bank 380- 3594559	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Union Planter’s Bank 0080129775	WACH- OVIA DISBUR- SEMENT ACCOUNTS	WACH- OVIA PAYR- OLL ACCO- UNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	8,208.63	7,425.13	6,664.21	10,780.77	6,719.21	10,749.13	7,764.21	10,200.91	9,394.07	9,814.62	12,124.34	—	—	10,643.32	10,356.17

TICO Cash Collected		—
SM Cash Collected	48,780.99	51,174.29	28,866.66	48,085.26	22,585.15	41,795.25	36,664.82	37,592.49	40,857.42	33,460.60	—	529,112.23		47,654.56	51,049.45
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	48,780.99	51,174.29	28,866.66	48,085.26	22,585.15	41,795.25	36,664.82	37,592.49	40,857.42	33,460.60	—	529,112.23	—	47,654.56	51,049.45

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,170.76)	(52,139.09)	(30,077.74)	(52,176.02)	(25,796.48)	(45,233.64)	(39,561.55)	(42,108.24)	(43,986.56)	(36,954.21)	(12,124.34)	1,321,557.43	420,681.26	(51,761.12)	(55,133.83)

Total Cash Receipts and Transfers	(389.77)	(964.80)	(1,211.08)	(4,090.76)	(3,211.33)	(3,438.39)	(2,896.73)	(4,515.75)	(3,129.14)	(3,493.61)	(12,124.34)	1,850,669.66	420,681.26	(4,106.56)	(4,084.38)

Cash Disbursements - Loans
Loan Proceeds Checks												1,561,407.76
Expenses related to Loans												61,852.59

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,623,260.35	—	—	—

Cash Disbursements - Other
Advertising												28,976.40
Bank Charges		—				—	—	—	—
Claims Funding*												31,356.52
Company Auto												4,690.24
Computer Costs												1,608.41
Dues And Subscriptions												688.92
Employee Reimbursements - collections exp												—
Equipment Rental												232.43
Fixed Assets												4,222.60
Forms & Printing												10,472.46
Insurance												2,504.21
Meals & Entertainment												2,179.28
Miscellaneous												245.00
Office Expense												5,473.36
Postage												7,951.45
Prepaid Expenses												—
Prepaid Software ABS												12,942.02
Professional Fees-Ordinary Course												275.50
Rent												58,366.19
Repairs & Maintenance												7,438.18
Roadgard												—
Seminars & Meetings												—
Taxes & Licenses												97.30
Telephone												19,011.03
Temporary Agency Staff												1,543.75
Travel												2,074.95
Utilities												14,210.20
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												10,848.91

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	227,409.31	420,681.26	—	—

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	1,850,669.66	420,681.26	—	—

	7,818.86	6,460.33	5,453.13	6,690.01	3,507.88	7,310.74	4,867.48	5,685.16	6,264.93	6,321.01	—	—	—	6,536.76	6,271.79

Book Balance per bank rec.	7,818.86	6,460.33	5,453.13	6,690.01	3,507.88	7,310.74	4,867.48	5,685.16	6,264.93	6,321.01	—			6,536.76	6,271.79

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	First National Bank Texas 001100998	Operating	Payroll	Other	Total
	5505312659	5690474692	5880617148	7390259432

Beginning Cash Position	4,884.81	8,661.26	7,803.99	14,541.08	43,523.50	464,939.60	—	—	464,939.60

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	30,262.23	36,156.59	40,102.43	50,063.80	120,024.51	2,407,855.60	—	—	2,407,855.60
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	30,262.23	36,156.59	40,102.43	50,063.80	120,024.51	2,407,855.60	—	—	2,407,855.60

				—		—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(31,029.24)	(40,685.95)	(41,054.55)	(58,973.80)	(139,128.90)	(754,643.78)	420,681.26	—	(333,962.52)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(767.01)	(4,529.36)	(952.12)	(8,910.00)	(19,104.39)	1,653,211.82	420,681.26	—	2,073,893.08

							—
							—
Cash Disbursements - Loans							—
Loan Proceeds Checks						1,561,407.76	—		1,561,407.76
Expenses related to Loans						61,852.59	—		61,852.59

Subtotal - Loans	—	—	—	—	—	1,623,260.35	—	—	1,623,260.35

Cash Disbursements - Other							—
Advertising						28,976.40	—	—	28,976.40
Bank Charges					—	—		—	—
Claims Funding*						31,356.52	—		31,356.52
Company Auto						4,690.24	—	—	4,690.24
Computer Costs						1,608.41	—	—	1,608.41
Dues And Subscriptions						688.92	—	—	688.92
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						232.43	—	—	232.43
Fixed Assets						4,222.60	—	—	4,222.60
Forms & Printing						10,472.46	—	—	10,472.46
Insurance						2,504.21	—	—	2,504.21
Meals & Entertainment						2,179.28	—	—	2,179.28
Miscellaneous						245.00	—	—	245.00
Office Expense						5,473.36	—	—	5,473.36
Postage						7,951.45	—	—	7,951.45
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						12,942.02	—	—	12,942.02
Professional Fees-Ordinary Course						275.50	—	—	275.50
Rent						58,366.19	—	—	58,366.19
Repairs & Maintenance						7,438.18	—	—	7,438.18
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						97.30	—	—	97.30
Telephone						19,011.03	—	—	19,011.03
Temporary Agency Staff						1,543.75	—	—	1,543.75
Travel						2,074.95	—	—	2,074.95
Utilities						14,210.20	—	—	14,210.20
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						10,848.91	—	—	10,848.91

Total Other Cash Disbursements	—	—	—	—	—	227,409.31	420,681.26	—	648,090.57

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,850,669.66	420,681.26	—	2,271,350.92

	4,117.80	4,131.90	6,851.87	5,631.08	24,419.11	267,481.76	—	—	267,481.76

Book Balance per bank rec.	4,117.80	4,131.90	6,851.87	5,631.08	24,419.11

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,302,970.89
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,302,970.89

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No.	03-13213
Monthly Court Report for June-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,259,328.15	1,259,328.15		1,259,328.15	—	—	1,259,328.15
TIG Cash Collected	— mm			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,259,328.15	1,259,328.15	—	1,259,328.15	—	—	1,259,328.15

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	43,642.74	(114,717.46)	158,360.20	(114,717.46)	158,360.20	—	43,642.74
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,302,970.89	1,144,610.69	158,360.20	1,144,610.69	158,360.20	—	1,302,970.89

Cash Disbursements - Loans
Loan Proceeds Checks	722,204.12	722,204.12		722,204.12			722,204.12
Expenses related to Loans	45,911.27	45,911.27		45,911.27			45,911.27

Subtotal - Loans	768,115.39	768,115.39	—	768,115.39	—	—	768,115.39

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	9,128.52	9,128.52		9,128.52			9,128.52
Bank Charges	—	—		—	—	—	—
Claims Funding*	27,838.02	27,838.02		27,838.02			27,838.02
Company Auto	—	—		—	—	—	—
Computer Costs	889.18	889.18		889.18	—	—	889.18
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	4,198.10	4,198.10		4,198.10	—	—	4,198.10
Forms & Printing	4,570.81	4,570.81		4,570.81	—	—	4,570.81
Insurance	1,281.30	1,281.30		1,281.30	—	—	1,281.30
Meals & Entertainment	24.88	24.88		24.88	—	—	24.88
Miscellaneous	315.00	315.00		315.00	—	—	315.00
Office Expense	2,323.78	2,323.78		2,323.78	—	—	2,323.78
Postage	5,136.30	5,136.30		5,136.30	—	—	5,136.30
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	5,227.86	5,227.86		5,227.86	—	—	5,227.86
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,413.73	19,413.73		19,413.73	—	—	19,413.73
Repairs & Maintenance	1,870.84	1,870.84		1,870.84	—	—	1,870.84
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	7,144.58	7,144.58		7,144.58	—	—	7,144.58
Temporary Agency Staff	—	—		—	—	—	—
Travel	551.42	551.42		551.42	—	—	551.42
Utilities	4,279.68	4,279.68		4,279.68	—	—	4,279.68
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	341,692.20	183,332.00	158,360.20	183,332.00	158,360.20	—	341,692.20
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	92,506.52	92,506.52		92,506.52	—	—	92,506.52
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	6,462.78	6,462.78		6,462.78	—	—	6,462.78

Total Other Cash Disbursements	534,855.50	376,495.30	158,360.20	376,495.30	158,360.20	—	534,855.50

TOTAL ALL CASH DISBURSEMENTS	1,302,970.89	1,144,610.69	158,360.20	1,144,610.69	158,360.20	—	1,302,970.89

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,360,630.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,360,630.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case	#	03-13209	Case No.	03-13209
Monthly Court Report for June-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	26,515.72	8,611.40	17,904.32	—	—	26,515.72	—	—	26,515.72

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,128,045.10	41,462.14	94,729.54	991,853.42		1,128,045.10	—	—	1,128,045.10
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,128,045.10	41,462.14	94,729.54	991,853.42	—	1,128,045.10	—	—	1,128,045.10

	—						—	—	—
	—						—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	228,968.11	(43,420.68)	(96,388.13)	185,940.60	182,836.32	46,131.79	182,836.32	—	228,968.11
	—						—	—	—
	—						—	—	—
	—						—	—	—
	—						—	—	—

Total Cash Receipts and Transfers	1,357,013.21	(1,958.54)	(1,658.59)	1,177,794.02	182,836.32	1,174,176.89	182,836.32	—	1,357,013.21

Cash Disbursements - Loans
						—
Loan Proceeds Checks	691,878.61			691,878.61		691,878.61			691,878.61
Expenses related to Loans	46,036.09			46,036.09		46,036.09			46,036.09

Subtotal - Loans	737,914.70	—	—	737,914.70	—	737,914.70	—	—	737,914.70

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	13,952.34			13,952.34		13,952.34			13,952.34
Bank Charges	—			—		—	—	—	—
Claims Funding*	13,302.60			13,302.60		13,302.60			13,302.60
Company Auto	1,107.89			1,107.89		1,107.89	—	—	1,107.89
Computer Costs	580.47			580.47		580.47	—	—	580.47
Dues And Subscriptions	30.00			30.00		30.00	—	—	30.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	4,466.80			4,466.80		4,466.80	—	—	4,466.80
Insurance	1,117.04			1,117.04		1,117.04	—	—	1,117.04
Meals & Entertainment	753.06			753.06		753.06	—	—	753.06
Miscellaneous	325.00			325.00		325.00	—	—	325.00
Office Expense	2,332.67			2,332.67		2,332.67	—	—	2,332.67
Postage	4,120.88			4,120.88		4,120.88	—	—	4,120.88
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	5,337.86			5,337.86		5,337.86	—	—	5,337.86
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	24,164.25			24,164.25		24,164.25	—	—	24,164.25
Repairs & Maintenance	2,477.51			2,477.51		2,477.51	—	—	2,477.51
Roadgard	—			—		—	—	—	—
Seminars & Meetings	373.18			373.18		373.18	—	—	373.18
Taxes & Licenses	5,744.64			5,744.64		5,744.64	—	—	5,744.64
Telephone	11,676.66			11,676.66		11,676.66	—	—	11,676.66
Temporary Agency Staff	50.00			50.00		50.00	—	—	50.00
Travel	1,998.51			1,998.51		1,998.51	—	—	1,998.51
Utilities	4,842.14			4,842.14		4,842.14	—	—	4,842.14
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	368,680.55			185,844.23	182,836.32	185,844.23	182,836.32	—	368,680.55
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	152,492.98			152,492.98		152,492.98	—	—	152,492.98
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	2,788.61			2,788.61		2,788.61	—	—	2,788.61

Total Other Cash Disbursements	622,715.64	—	—	439,879.32	182,836.32	439,879.32	182,836.32	—	622,715.64

						—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	1,360,630.34	—	—	1,177,794.02	182,836.32	1,177,794.02	182,836.32	—	1,360,630.34

	22,898.59	6,652.86	16,245.73	—	—	22,898.59	—	—	22,898.59

Book Balance per bank rec.	22,898.59	6,652.86	16,245.73

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period:	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	811,965.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$811,965.05

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for June-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	172,491.87	10,593.21	11,191.98	—	—	150,706.68	172,491.87	—	—	172,491.87

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	909,373.07	37,356.13	—	232,356.69		639,660.25	909,373.07	—	—	909,373.07
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	909,373.07	37,356.13	—	232,356.69	—	639,660.25	909,373.07	—	—	909,373.07

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(186,623.14)	(42,249.84)	(11,191.98)	465,067.82	114,540.54	(712,789.68)	(301,163.68)	114,540.54	—	(186,623.14)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	722,749.93	(4,893.71)	(11,191.98)	697,424.51	114,540.54	(73,129.43)	608,209.39	114,540.54	—	722,749.93

							—
							—
Cash Disbursements - Loans							—
Loan Proceeds Checks	475,879.84			475,879.84			475,879.84			475,879.84
Expenses related to Loans	30,062.08			30,062.08			30,062.08			30,062.08

Subtotal - Loans	505,941.92	—	—	505,941.92	—	—	505,941.92	—	—	505,941.92

							—
							—
Cash Disbursements - Other							—
Advertising	11,307.82			11,307.82			11,307.82			11,307.82
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	3,163.38			3,163.38			3,163.38			3,163.38
Company Auto	505.64			505.64			505.64	—	—	505.64
Computer Costs	470.56			470.56			470.56	—	—	470.56
Dues And Subscriptions	900.00			900.00			900.00	—	—	900.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	2,967.78			2,967.78			2,967.78	—	—	2,967.78
Insurance	776.37			776.37			776.37	—	—	776.37
Meals & Entertainment	681.69			681.69			681.69	—	—	681.69
Miscellaneous	105.00			105.00			105.00	—	—	105.00
Office Expense	583.75			583.75			583.75	—	—	583.75
Postage	3,158.91			3,158.91			3,158.91	—	—	3,158.91
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	16,651.39			16,651.39			16,651.39	—	—	16,651.39
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	19,991.87			19,991.87			19,991.87	—	—	19,991.87
Repairs & Maintenance	1,978.42			1,978.42			1,978.42	—	—	1,978.42
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	5,525.00			5,525.00			5,525.00	—	—	5,525.00
Telephone	6,796.29			6,796.29			6,796.29	—	—	6,796.29
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,667.81			2,667.81			2,667.81	—	—	2,667.81
Utilities	2,687.07			2,687.07			2,687.07	—	—	2,687.07
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	224,487.08			109,946.54	114,540.54		109,946.54	114,540.54	—	224,487.08
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	617.30			617.30			617.30	—	—	617.30

Total Other Cash Disbursements	306,023.13	—	—	191,482.59	114,540.54	—	191,482.59	114,540.54	—	306,023.13

TOTAL ALL CASH DISBURSEMENTS	811,965.05	—	—	697,424.51	114,540.54	—	697,424.51	114,540.54	—	811,965.05

	83,276.75	5,699.50	—	—	—	77,577.25	83,276.75	—	—	83,276.75

Book Balance per bank rec.	83,276.75	5,699.50	—			77,577.25

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	536,545.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$536,545.05

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No 03-13205	Case No. 03-13205
Monthly Court Report for June-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(730,308.17)	101,653.05	387,550.13	(1,161,142.42)	(58,368.93)	(730,308.17)	—	—	(730,308.17)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,452,609.42		1,452,609.42		—	1,452,609.42	—	—	1,452,609.42
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	170.44	170.44				170.44	—	—	170.44

SUBTOTAL	1,452,779.86	170.44	1,452,609.42	—	—	1,452,779.86	—	—	1,452,779.86

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(478,515.46)		(1,470,022.86)	831,173.34	160,334.06	(638,849.52)	160,334.06	—	(478,515.46)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	974,264.40	170.44	(17,413.44)	831,173.34	160,334.06	813,930.34	160,334.06	—	974,264.40

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	42,963.79			42,963.79		42,963.79			42,963.79
Bank Charges	25,253.36			25,253.36		25,253.36	—	—	25,253.36
Claims Funding*	76,241.40			76,241.40		76,241.40			76,241.40
Company Auto	7,753.89			7,753.89		7,753.89	—	—	7,753.89
Computer Costs	10,496.08			10,496.08		10,496.08	—	—	10,496.08
Dues And Subscriptions	430.00			430.00		430.00	—	—	430.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,972.33			3,972.33		3,972.33	—	—	3,972.33
Fixed Assets	19,720.38			19,720.38		19,720.38	—	—	19,720.38
Forms & Printing	1,470.62			1,470.62		1,470.62	—	—	1,470.62
Insurance	855.73			855.73		855.73	—	—	855.73
Meals & Entertainment	2,161.53			2,161.53		2,161.53	—	—	2,161.53
Miscellaneous	—			—		—	—	—	—
Office Expense	7,669.37			7,669.37		7,669.37	—	—	7,669.37
Postage	3,876.60			3,876.60		3,876.60	—	—	3,876.60
Prepaid Expenses	24,962.34			24,962.34		24,962.34	—	—	24,962.34
Prepaid Software ABS	802.49			802.49		802.49	—	—	802.49
Professional Fees-Ordinary Course	1,203.00			1,203.00		1,203.00	—	—	1,203.00
Rent	18,370.85			18,370.85		18,370.85	—	—	18,370.85
Repairs & Maintenance	131.75			131.75		131.75	—	—	131.75
Roadgard	—			—		—	—	—	—
Seminars & Meetings	420.00			420.00		420.00	—	—	420.00
Taxes & Licenses	—			—		—	—	—	—
Telephone	6,218.43			6,218.43		6,218.43	—	—	6,218.43
Temporary Agency Staff	1,960.00			1,960.00		1,960.00	—	—	1,960.00
Travel	9,274.05			9,274.05		9,274.05	—	—	9,274.05
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	262,353.25			140,127.72	122,225.53	140,127.72	122,225.53	—	262,353.25
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,983.81			7,983.81		7,983.81	—	—	7,983.81

Total Other Cash Disbursements	536,545.05	—	—	414,319.52	122,225.53	414,319.52	122,225.53	—	536,545.05

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	536,545.05	—	—	414,319.52	122,225.53	414,319.52	122,225.53	—	536,545.05

	(292,588.82)	101,823.49	370,136.69	(744,288.60)	(20,260.40)	(330,697.35)	38,108.53	—	(292,588.82)

Book Balance per bank rec.	(292,588.82)	101,823.49	370,136.69	(744,288.60)	(20,260.40)
	—	—		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management-Dormant	Case	#	03-13207	Case No.	03-13207
Monthly Court Report for June-05
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	June-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management-Lousiana-InActive	Case	#	03-13210	Case No.	03-13210
Monthly Court Report for June-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	June-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	June-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00
Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

6/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	2,963,765	—	—	2,963,765	71.8%	—	2,963,765	71.1%
I/B Income	—	—	—	—	—	—	—	0.0%	3,120	3,120	0.1%
Fee Income	—	—	—	463,921	—	—	463,921	11.2%	—	463,921	11.1%
Late Charges	—	—	—	238,779	—	—	238,779	5.8%	—	238,779	5.7%

Total Interest Income	—	—	—	3,666,465	—	—	3,666,465	88.8%	3,120	3,669,585	88.0%
Interest Expense	—	—	—	137,162	227,065	—	364,227	8.8%	1,146	365,373	8.8%

Net Interest Income	—	—	—	3,529,304	(227,065)	—	3,302,239	80.0%	1,974	3,304,213	79.3%
Provision for Loan Losses
P&L Recoveries	—	—	—	(65,760)	—	—	(65,760)	-1.6%	(1,585)	(67,345)	-1.6%
Reserves	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Cash	—	—	—	598,126	—	—	598,126	14.5%	—	598,126	14.4%

Total Provision	—	—	—	532,367	—	—	532,367	12.9%	(1,585)	530,782	12.7%
Net Interest included Provision	—	—	—	2,996,937	(227,065)	—	2,769,872		3,559	2,773,431
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	400,346	—	—	400,346	9.7%	15,607	415,953	10.0%
Insurance Commissions	—	—	—	(23,445)	—	—	(23,445)	-0.6%	—	(23,445)	-0.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	36,946	—	—	36,946	0.9%	—	36,946	0.9%
Other Income	—	—	—	15,045	34,020	—	49,065	1.2%	19,987	69,052	1.7%

Total Direct Income	—	—	—	428,893	34,020	—	462,913	11.2%	35,593	498,506	12.0%
Total Revenue	—	—	—	4,095,358	34,020	—	4,129,378	100.0%	38,713	4,168,091	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,241,914	57,145	—	1,299,059	31.5%	—	1,299,059	31.2%
Commissions/Bonus	—	—	—	243,746	—	—	243,746	5.9%	—	243,746	5.8%
Benefits	—	—	—	148,568	2,036	—	150,603	3.6%	—	150,603	3.6%
Taxes	—	—	—	121,628	3,842	—	125,470	3.0%	—	125,470	3.0%
Other	—	—	—	13,545	570	—	14,115	0.3%	—	14,115	0.3%

Total Personnel	—	—	—	1,769,401	63,592	—	1,832,993	44.4%	—	1,832,993	44.0%
Building
Rent	—	—	—	179,039	165	—	179,204	4.3%	—	179,204	4.3%
Utilities	—	—	—	34,570	415	—	34,985	0.8%	—	34,985	0.8%
Depreciation	—	—	—	54,520	4,342	—	58,862	1.4%	4,417	63,279	1.5%
Other	—	—	—	9,411	—	—	9,411	0.2%	—	9,411	0.2%

Total Building	—	—	—	277,540	4,922	—	282,462	6.8%	4,417	286,879	6.9%
Telecommunications
Telephone	—	—	—	67,820	747	—	68,566	1.7%	—	68,566	1.6%
Computers	1,025	—	—	38,204	488	—	39,716	1.0%	—	39,716	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,025	—	—	106,023	1,234	—	108,283	2.6%	—	108,283	2.6%
Advertising	—	—	—	167,505	—	—	167,505	4.1%	—	167,505	4.0%
Reinsurance Claims Expense	—	—	—	(13,689)	—	—	(13,689)	-0.3%	16,968	3,279	0.1%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	7,016	7,016	0.2%
Professional Fees	—	—	—	39,509	921,554	—	961,063	23.3%	—	961,063	23.1%
Collection Expense	—	—	—	1,205	—	—	1,205	0.0%	192	1,397	0.0%
Travel	—	—	—	78,370	1,154	—	79,525	1.9%	—	79,525	1.9%
Office Expense	—	—	—	109,477	3,863	—	113,341	2.7%	—	113,341	2.7%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	26,887	625	—	27,512	0.7%	49	27,560	0.7%
Other	—	—	—	156,354	(98,004)	—	58,350	1.4%	(8,377)	49,973	1.2%

Total Other Expense	—	—	—	305,026	(93,515)	—	211,511	5.1%	(8,329)	203,182	4.9%

Total Direct Expense	1,025	—	—	3,400,419	1,126,007	—	4,527,451	109.6%	19,826	4,547,277	109.1%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	(1,025)	—	—	694,939	(1,091,987)	—	(398,073)	-9.6%	18,888	(379,185)	-9.1%
Income Tax (34%)	—	—	—	268,385	—	—	268,385	6.5%	—	268,385	6.4%

Net Income	(1,025)	—	—	426,554	(1,091,987)	—	(666,458)	-16.1%	18,888	(647,570)	-15.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	60,264,376	36	—	60,642,957	67.9%	10,166,085	70,809,042	82.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,651,295	3,651,295	4.3%
Fee Income	226,383	105,384	—	6,803,618	—	—	7,135,385	8.0%	51,566	7,186,951	8.4%
Late Charges	149,281	—	—	4,632,221	—	—	4,781,502	5.4%	1,064,348	5,845,850	6.8%

Total Interest Income	741,283	118,310	—	71,700,215	36	—	72,559,844	81.2%	14,933,294	87,493,138	101.9%
Interest Expense	113,794	52,912	0	3,159,508	4,383,203	—	7,709,416	8.6%	3,244,691	10,954,107	12.8%

Net Interest Income	627,489	65,398	(0)	68,540,707	(4,383,166)	—	64,850,428	72.6%	11,688,603	76,539,031	89.2%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(873,097)	—	—	(882,592)	-1.0%	(2,507,252)	(3,389,844)	-3.9%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-9.8%
Cash	557,239	64,134	4,612	19,569,808	—	—	20,195,793	22.6%	21,303,124	41,498,917	48.3%

Total Provision	547,854	44,024	4,612	17,939,419	—	—	18,535,908	20.8%	11,138,314	29,674,221	34.6%
Net Interest included Provision	79,635	21,375	(4,612)	50,601,288	(4,383,166)	—	46,314,520		550,289	46,864,809
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,464,078	—	—	9,464,078	10.6%	1,406,436	10,870,513	12.7%
Insurance Commissions	—	—	3,223,179	(1,178,362)	—	—	2,044,817	2.3%	79,011	2,123,828	2.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	382,122	382,122	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	536,914	—	—	537,810	0.6%	—	537,810	0.6%
Other Income	—	256,832	2,040,050	1,609,447	816,753	—	4,723,082	5.3%	(20,288,090)	(15,565,008)	-18.1%

Total Direct Income	—	256,832	5,264,125	10,432,076	816,753	—	16,769,786	18.8%	(18,420,521)	(1,650,735)	-1.9%
Total Revenue	741,283	375,142	5,264,125	82,132,291	816,789	—	89,329,630	100.0%	(3,487,227)	85,842,403	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	23,443,094	1,757,908	—	27,017,690	30.2%	5,116,963	32,134,654	37.4%
Commissions/Bonus	—	58,213	366,715	3,905,351	302,445	—	4,632,723	5.2%	481,502	5,114,225	6.0%
Benefits	6,989	12,842	142,412	2,484,746	81,485	—	2,728,474	3.1%	451,031	3,179,505	3.7%
Taxes	6,914	15,553	159,820	2,567,630	162,325	—	2,912,242	3.3%	576,977	3,489,219	4.1%
Other	—	—	66,338	182,641	81,981	—	330,960	0.4%	130,139	461,098	0.5%

Total Personnel	100,067	259,140	2,293,278	32,583,462	2,386,143	—	37,622,089	42.1%	6,756,611	44,378,701	51.7%
Building
Rent	392	9,889	184,677	3,258,107	216,729	—	3,669,794	4.1%	865,968	4,535,762	5.3%
Utilities	—	216	40,071	728,889	42,578	—	811,753	0.9%	152,785	964,539	1.1%
Depreciation	40,494	2,445	84,488	1,190,956	326,668	—	1,645,052	1.8%	577,621	2,222,673	2.6%
Other	428	257	—	290,639	12,079	—	303,403	0.3%	109,340	412,742	0.5%

Total Building	41,314	12,806	309,236	5,468,591	598,054	—	6,430,001	7.2%	1,705,714	8,135,715	9.5%
Telecommunications
Telephone	6,010	6,411	89,222	1,632,624	165,707	—	1,899,974	2.1%	393,284	2,293,258	2.7%
Computers	27,156	3,315	80,347	487,693	231,937	—	830,448	0.9%	367,395	1,197,843	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	2,471,281	421,224	—	3,122,278	3.5%	853,267	3,975,546	4.6%
Advertising	—	113	43,816	2,329,512	4,720	—	2,378,161	2.7%	163,791	2,541,951	3.0%
Reinsurance Claims Expense	—	—	—	1,236,568	—	—	1,236,568	1.4%	1,533,779	2,770,348	3.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	399,462	399,462	0.5%
Professional Fees	2,386	9,408	36,482	464,239	26,780,485	—	27,293,000	30.6%	95,621	27,388,621	31.9%
Collection Expense	1,860	51	—	35,676	—	—	37,587	0.0%	676,125	713,711	0.8%
Travel	—	6,620	24,540	1,640,217	127,270	—	1,798,648	2.0%	207,618	2,006,266	2.3%
Office Expense	23,071	3,158	52,550	1,949,855	223,450	—	2,252,084	2.5%	485,968	2,738,052	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	258,203	—	—	360,009	0.4%	12,568,082	12,928,091	15.1%
Taxes & Licenses	5,636	3,405	20,599	459,254	70,059	—	558,953	0.6%	201,212	760,166	0.9%
Other	1,326	29,298	567,361	2,148,410	26,625	—	2,773,021	3.1%	2,169,589	4,942,610	5.8%

Total Other Expense	30,033	35,930	742,315	4,926,188	320,170	—	6,054,636	6.8%	15,424,977	21,479,613	25.0%

Total Direct Expense	871,340	431,143	3,639,880	72,254,661	35,021,269	—	112,218,293	125.6%	42,199,969	154,418,263	179.9%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,609,148	9,855,772	(34,125,028)	—	(22,846,167)	-25.6%	(45,729,693)	(68,575,859)	-79.9%
Income Tax (34%)	—	—	66,684	3,576,390	5,598,039	—	9,241,112	10.3%	(6,674,996)	2,566,117	3.0%

Net Income	(130,057)	(56,002)	1,542,464	6,279,383	(39,723,067)	—	(32,087,279)	-35.9%	(39,054,697)	(71,141,976)	-82.9%

THE THAXTON GROUP MONTHLY OPERATING REPORT - June 2005	Income Statement YTD

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	June-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	“Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	June-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00
Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

6/30/2005

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company

Cash/Investments	(5,583)	—	—	718,338	23,656,592	—	24,369,346	(1,408)	—	(1,408)	24,367,938
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	68,034,990	—	—	68,034,990	513,918	—	513,918	68,548,908
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,908,870)	—	—	(11,908,870)	(3)	—	(3)	(11,908,873)
Loss Reserve	—	—	—	(8,996,784)	(25,000)	—	(9,021,784)	(599,755)	—	(599,755)	(9,621,538)
Unearned Insurance	—	—	—	(815,901)	—	—	(815,901)	(1,980,729)	(810,612)	(2,791,341)	(3,607,242)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,782,105	498,627	—	7,280,733	419,242	—	419,242	7,699,975
Accumulated Depreciation	—	—	—	(5,173,108)	(403,729)	—	(5,576,837)	(343,083)	—	(343,083)	(5,919,921)
Accounts Receivable	73,260	—	(102)	38,264	4,376,875	—	4,488,298	1,133,074	54,910	1,187,984	5,676,282
Repossessed Automobiles	—	—	—	—	—	—	—	116,145	—	116,145	116,145
Intercompany Balance	567,463	57,761	(3,413,149)	(29,143,612)	74,975,769	(6,248,675)	36,795,558	(46,383,648)	9,588,090	(36,795,558)	0
Goodwill	—	—	—	18,131,612	—	—	18,131,612	—	—	—	18,131,612
Other Intangible Assets	—	—	—	139	—	—	139	—	—	—	139
Accumulated Amortization	—	—	—	(291,692)	—	—	(291,692)	—	—	—	(291,692)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	(900)	—	(900)	(900)
DAC Commissions	—	—	—	—	—	—	—	—	269,272	269,272	269,272
Prepaid Assets	—	—	—	870,410	21,815	—	892,225	25,449	—	25,449	917,675
Other Assets	—	—	—	458,944	142,365	—	601,308	10,871	90,067	100,938	702,246

Total Assets	635,140	57,761	(3,413,251)	38,704,837	127,600,922	(18,409,595)	145,175,813	(47,090,827)	9,191,727	(37,899,100)	107,276,714
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,555,746	—	2,557,256	32,347	—	32,347	2,589,602
Notes Payable	—	—	67,738	—	39,824,703	—	39,892,441	—	—	—	39,892,441
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	446,600	45,973	—	511,859	493,774	3,338,245	3,832,018	4,343,877
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	2,491,793	(4,600)	—	2,487,193	—	124,370	124,370	2,611,563
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,230,852	76,415	—	2,309,602	29,159	8,171	37,330	2,346,932
Other Liabilities	296,174	—	—	69,336	37,926	—	403,435	72,194	293,846	366,040	769,476

Total Liabilities	302,744	1,509	82,789	5,238,581	164,501,847	—	170,127,470	2,523,845	3,982,028	6,505,873	176,633,344
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,849)	(18,010,334)	(24,219,377)	(50,042,021)	4,751,932	(45,290,088)	(69,509,466)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	—	2,190,210	(11,367,925)	—	(9,202,128)	427,349	457,766	885,115	(8,317,012)

Total Stockholders’ Equity	332,396	56,252	(3,496,040)	33,466,256	(36,900,925)	(18,409,595)	(24,951,657)	(49,614,672)	5,209,699	(44,404,973)	(69,356,630)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,413,251)	38,704,837	127,600,922	(18,409,595)	145,175,813	(47,090,827)	9,191,727	(37,899,100)	107,276,714

THE THAXTON GROUP MONTHLY OPERATING REPORT - June 2005

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company

Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	June 30, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$126,194.73	$126,194.73	Bi-Weekly	EFT	0
FICA-Employee	0	$82,448.02	$82,448.02	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,410.57	$1,410.57	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$338,077.30	$338,077.30	$0.00		$0.00
State and Local
Withholding	0	$38,380.47	$38,380.47	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$3,177.39	$3,177.39
Personal Property		1,650.91	$1,650.91
Other:	0	11,294.64	$11,294.64			0

Total State and Local Taxes	$0.00	$54,503.41	$54,503.41	$0.00		$0.00
TOTAL TAXES		$392,580.71	$392,580.71			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402
Monthly Court Report for	June-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	53,989.68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,244.35	0.00	0.00	0.00	41,745.33
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	53,989.68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,244.35	0.00	0.00	0.00	41,745.33

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	57,339.10	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,244.35	0.00	0.00	0.00	45,094.75
Employee Witholding of Insurance/etc	(3,349.42)														(3,349.42)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	53,989.68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,244.35	0.00	0.00	0.00	41,745.33

	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(44.64)	0.00	(44.64)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	53,989.68	0.00	53,989.68
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	53,989.68	0.00	53,989.68

Cash Disbursments
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	57,339.10		57,339.10
Employee Witholding of Insurance/etc	0.00	(3,349.42)		(3,349.42)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	53,989.68	0.00	53,989.68

	0.00	(44.64)	0.00	(44.64)

PAYROLL - THE THAXTON GROUP

	Period Ending 6/10/2005	Period Ending 6/24/2005	Period Ending	Total
Corporate
Salary expense	$28,420.57	$13,314.92	$—	$41,735.49
FICA/FUTA/SUTA	$2,171.01	$850.77	$—	$3,021.78
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$30,760.32	$14,334.43	$—	$45,094.75

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$5,579.08	$5,547.08	$—	$11,126.16
FICA/FUTA/SUTA	$411.26	$408.81	$—	$820.07
401(k) match	$149.38	$148.74	$—	$298.12
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$6,139.72	$6,104.63	$—	$12,244.35

Period Total	$36,900.04	$20,439.06	$—	$57,339.10
401(k) payable	$(1,317.07)	$(1,315.15)	$—	$(2,632.22)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(286.94)	$(286.94)	$—	$(573.88)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$35,224.37	$18,765.31	$—	$53,989.68
	$(1,675.67)	$(1,673.75)	$—	$(3,349.42)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$18,229.54	$12,993.55	$—	$31,223.09
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,558.61	$2,299.01	$—	$5,857.62
EE SS Tax	$2,092.83	$989.62	$—	$3,082.45
ER SS Tax	$2,092.82	$989.63	$—	$3,082.45
EE Med Tax	$489.45	$269.97	$—	$759.42
ER Med Tax	$489.45	$269.95	$—	$759.40
State/local Tax	$1,740.73	$953.58	$—	$2,694.31
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$6,530.94	$—	$—	$6,530.94

GRAND TOTAL	$35,224.37	$18,765.31	$—	$53,989.68

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,675.67	$1,673.75	$—	$3,349.42

PAYROLL - TICO

	Period Ending	Period Ending
	6/10/2005	6/24/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$5,579.08	$5,547.08	$—	$11,126.16
FICA/FUTA/SUTA	$411.26	$408.81	$—	$820.07
401(k) match	$149.38	$148.74	$—	$298.12
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$6,139.72	$6,104.63	$—	$12,244.35
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$6,139.72	$6,104.63	$—	$12,244.35

THE THAXTON GROUP			Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	June-05			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(58,368.93)	—	—	—	—	—		(58,368.93)

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,418,274.68	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	160,334.06
Outstanding Checks	—					—

Total Cash Receipts and Transfers	1,418,274.68	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	160,334.06

Cash Disbursements - Loans
Gross Wages	1,371,141.18	44,560.42	382,810.69	346,057.79	171,913.60	168,419.82	102,793.92	154,584.94
Federal Tax	120,337.11	3,474.70	32,957.88	32,481.77	15,086.01	12,384.68	9,553.89	14,398.18
SS Tax	79,365.57	2,713.72	22,548.79	19,159.01	10,479.00	10,187.64	6,184.54	8,092.87
Med Tax	19,390.06	634.65	5,413.63	4,909.35	2,450.69	2,382.56	1,446.39	2,152.79
EIC	(251.47)	—	—	(251.47)	—	—	—	—
State Tax	35,686.16	1,517.00	76.80	13,911.48	6,516.66	5,933.84	127.12	7,603.26
Advance	495.44	—	275.00	200.00	—	216.26	375.00	(570.82)
Mileage	(36,689.72)	(1,247.68)	(12,807.49)	(9,901.79)	(4,456.59)	(5,027.12)	(3,216.80)	(32.25)
Miscellaneous	(205.00)	—	(205.00)	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	1,984.25	72.02	686.96	455.13	213.29	226.29	163.43	167.13
Medical	25,048.09	625.82	7,135.04	5,581.53	2,098.52	2,756.52	2,205.40	4,645.26
401K Loans	5,399.35	—	3,282.24	884.62	361.91	—	—	870.58
401K Deducts	18,238.64	579.41	5,154.44	5,112.56	1,824.47	288.17	411.54	4,868.05
AHL Dental	5,526.32	116.08	1,525.22	1,434.12	674.08	792.66	529.68	454.48
AHL Cancer	1,200.88	48.84	307.24	306.18	131.52	154.70	72.36	180.04
AHL Life	3,333.24	148.87	905.93	799.70	489.63	504.77	265.00	219.34
Flex Med	1,974.60	—	230.76	535.36	—	—	235.28	973.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	103.00	4.00	36.00	33.00	12.00	6.00	8.00	4.00
Garnishment	751.43	—	344.85	228.16	—	—	178.42	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	9,935.06	428.68	3,477.60	2,010.74	1,541.66	241.02	1,125.16	1,110.20
Tax Levy	790.00	—	—	750.00	40.00	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	293,170.25	9,116.11	71,615.13	78,687.45	37,902.85	31,047.99	19,664.41	45,136.31
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—

FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	11,916.49	428.68	3,822.45	2,988.90	2,021.66	241.02	1,303.58	1,110.20
Federal Tax	120,337.11	3,474.70	32,957.88	32,481.77	15,086.01	12,384.68	9,553.89	14,398.18
EE SS Tax	79,365.57	2,713.72	22,548.79	19,159.01	10,479.00	10,187.64	6,184.54	8,092.87
ER SS Tax	79,365.97	2,713.72	22,548.78	19,842.81	10,479.02	9,503.78	6,184.55	8,093.31
EE Med Tax	19,390.06	634.65	5,413.63	4,909.35	2,450.69	2,382.56	1,446.39	2,152.79
ER Med Tax	19,390.28	634.66	5,413.63	5,026.97	2,450.74	2,265.02	1,446.40	2,152.86
State Tax	35,686.16	1,517.00	76.80	13,911.48	6,516.66	5,933.84	127.12	7,603.26
Futa	1,410.57	75.14	363.38	9.84	258.01	605.25	80.11	18.84
Suta	7,510.35	298.71	2,596.40	(248.81)	1,834.50	2,593.86	323.87	111.82
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(20,260.40)	—	—	—	—	—	—	(20,260.40)

Book Balance per bank rec.	(20,260.40)		—		—	—		(20,260.40)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	—
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(58,368.93)	—	(58,368.93)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,418,274.68	—	1,418,274.68
Outstanding Checks	—	—	—	—
		—	—	—

Total Cash Receipts and Transfers	—	1,418,274.68	—	1,418,274.68

Cash Disbursements - Loans	—	—
Gross Wages	—	1,371,141.18
Federal Tax	—	120,337.11
SS Tax	—	79,365.57	—	79,365.57
Med Tax	—	19,390.06
EIC	—	(251.47)	—	(251.47)
State Tax	—	35,686.16	—	35,686.16
Advance	—	495.44	—	495.44
Mileage	—	(36,689.72)	—	(36,689.72)
Miscellaneous	—	(205.00)	—	(205.00)
Shortage	—	—	—	—
STD	—	1,984.25	—	1,984.25
Medical	—	25,048.09	—	25,048.09
401K Loans	—	5,399.35	—	5,399.35
401K Deducts	—	18,238.64	—	18,238.64
AHL Dental	—	5,526.32	—	5,526.32
AHL Cancer	—	1,200.88	—	1,200.88
AHL Life	—	3,333.24	—	3,333.24
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	103.00	—	103.00
Garnishment	—	751.43	—	751.43
Bankrpc	—	440.00	—	440.00
Child support	—	9,935.06	—	9,935.06
Tax Levy	—	790.00	—	790.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	293,170.25	—	293,170.25
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	11,916.49	—	11,916.49
Federal Tax	—	120,337.11		120,337.11
EE SS Tax	—	79,365.57		79,365.57
ER SS Tax	—	79,365.97		79,365.97
EE Med Tax	—	19,390.06		19,390.06
ER Med Tax	—	19,390.28		19,390.28
State Tax	—	35,686.16		35,686.16
Futa	—	1,410.57		1,410.57
Suta	—	7,510.35		7,510.35
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(20,260.40)	—	(20,260.40)

Book Balance per bank rec.

Ending Bank Balance per bank rec.

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period:	June-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$67,923,582
Plus Amounts billed during the period	$10,431,633
Sold Receivables during month
Less Amounts collected during the period	($9,873,053)
Total Accounts Receivable at the end of the reporting period	$68,482,162

Accounts Receivable Aging	Amount
0-30 days old	$64,838,496
31-60 days old	$1,707,172
61-90 days old	$818,676
91+ days old	$1,117,818
Total Accounts Receivable	$68,482,162
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$68,482,162

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.
Schedule of Aged Accounts Receivable and Post Accounts Payable
By Operating Group
As of 06/30/2005

Aged Accounts Receivable
(Gross Balance as of 06/30/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$61,790,214	$61,638,822	$151,393	$—	$—
Potential (1-30)	$3,048,282	$3,027,965	$20,317	$—	$—
31-60 Days	$1,707,172	$1,663,950	$43,222	$—	$—
61-90 Days	$818,676	$818,676	$—	$—	$—
91 and Over	$1,117,818	$885,578	$232,240	$—	$—
Total Delinquency	$6,691,947	$6,396,168	$295,779	$—	$—

Total Gross Receivables	$68,482,162	$68,034,990	$447,171	$—	$—

Post Accounts Payable
(As of 06/30/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	THE THAXTON GROUP MONTHLY OPERATING REPORT - June 2005, AR AP

THE THAXTON GROUP		CASES	03-13182-03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	Jun-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING GOMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	75,944,700.52	—	—	(3,413,149.00)	57,761.00	568,488.30	—	(33,793,280.13)	(46,413,571.69)
Cash Transfers between companies	(0.00)		(1,089,441.61)							1,049,435.23	40,006.38
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(16,367.33)					(1,025.00)		26,642.08	(9,249.75)

Allocations of:	—

Home Office allocation	—
Interest allocation	(0.00)		138,307.61							(137,161.70)	(1,145.91)
Payroll	—		(1,117.00)							1,117.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—		(313.04)								313.04
Cherokee return premium	—

General Ledger as of 06/30/05	(0.00)	6,248,675.00	74,975,769.15	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(32,853,247.52)	(46,383,647.93)

	(0.00)	6,248,675.00	74,975,769.15	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(32,853,247.52)	(46,383,647.93)

Balance Sheet - June 30, 2005	—	6,248,675.00	74,975,769.00			(3,413,149.00)	57,761.00	567,463.00		(32,853,248.00)	(46,383,648.00)